EXHIBIT 10.5

EXECUTION VERSION

AMENDMENT NO. 3 TO SERIES 2020-SPIADVF1 INDENTURE SUPPLEMENT

This Amendment No. 3 to Series 2020-SPIADVF1 Indenture Supplement is dated as of June 28, 2024 (this “Amendment”), by and among PNMAC GMSR ISSUER TRUST, as issuer (the “Issuer”), CITIBANK, N.A. (“Citibank”), as indenture trustee (in such capacity, the “Indenture Trustee”), calculation agent (in such capacity, the “Calculation Agent”), paying agent (in such capacity, the “Paying Agent”), and securities intermediary (in such capacity, the “Securities Intermediary”), PENNYMAC LOAN SERVICES, LLC (“PLS”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), ATLAS SECURITIZED PRODUCTS, L.P. (“ASP”), as an administrative agent (in such capacity, the “Atlas Administrative Agent”), GOLDMAN SACHS BANK USA (“Goldman”), as an administrative agent (in such capacity, the “Goldman Administrative Agent”) and NOMURA CORPORATE FUNDING AMERICAS, LLC (“Nomura”), as an administrative agent (in such capacity, the “Nomura Administrative Agent”) for the benefit of the applicable Repo Buyers (as defined below), and is consented to by NEXERA HOLDING LLC (“Nexera”), Goldman and Nomura (each a “Repo Buyer” and  together, the “Repo Buyers”), the buyers of 100% of the Series 2020-SPIADVF1 Notes.

RECITALS

WHEREAS, the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Atlas Administrative Agent are parties to that certain Third Amended and Restated Indenture, dated as of April 1, 2020 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of February 7, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Amended and Restated Series 2020-SPIADVF1 Indenture Supplement, dated as of February 7, 2023 (as amended by Amendment No. 1, dated as of June 27, 2023, and Amendment No. 2, dated as of August 4, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Indenture Supplement” and together with the Base Indenture, the “Indenture”), among the Issuer, Citibank, the Servicer, the Administrator, the Atlas Administrative Agent, the Goldman Administrative Agent and the Nomura Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture;

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Atlas Administrative Agent, the Goldman Administrative Agent, the Nomura Administrative Agent and the Repo Buyers have agreed, subject to the terms and conditions of this Amendment, that the Series 2020-SPIADVF1 Indenture Supplement be amended to reflect certain agreed upon revisions to the terms of the Series 2020-SPIADVF1 Indenture Supplement;

WHEREAS, pursuant to Section 12.2 of the Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Atlas Administrative Agent, with prior notice to each Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment, by Act of said Noteholders delivered to the Issuer, the Administrator, the Servicer, the Atlas Administrative Agent and the Indenture Trustee, upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, any Indenture Supplement;

WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”); provided, that no such Authorization Opinion shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement;

WHEREAS, pursuant to Section 1.3 of the Base Indenture, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with and that the Issuer reasonably believes that this Amendment will not have a material Adverse Effect, and shall also furnish to the Indenture Trustee an opinion of counsel stating that in the opinion of such counsel all conditions precedent to a proposed action, if any, have been complied with (unless 100% of the Noteholders have consented to the related amendment, modification or action and all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or supplement, or with respect or with respect to any other modification or action, directed the Indenture Trustee in writing to permit such modification or action without receiving such certificate or opinion);

WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met;

WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Atlas Administrative Agent and the Series Required Noteholders of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Atlas Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);

WHEREAS, the Series 2020-SPIADVF1 Note (the “Series 2020-SPIADVF1 Note”), was issued to PLS pursuant to the terms of the Series 2020-SPIADVF1 Indenture Supplement, and was purchased by (i) Nexera under the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021, by and among the Atlas Administrative Agent, Nexera, as Repo Buyer, and PLS, as seller (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of February 7, 2023, Amendment No. 4, dated as of March 16, 2023, Amendment No. 5, dated as of June 27, 2023, and Amendment No. 6, dated as of June 28, 2024, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement”), (ii) Goldman under the Amended and Restated Master Repurchase Agreement, dated as of December 20, 2023, by and among the Goldman Administrative Agent, Goldman, as Repo Buyer, PNMAC GMSR VFN Funding, LLC, as Seller, PLS, as parent, the buyers from time to time party thereto and Private National Mortgage Acceptance Company, LLC, as guarantor (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Goldman Repurchase Agreement”) and (iii) Nomura under the Master Repurchase Agreement, dated as of August 4, 2023, by and among the Nomura Administrative Agent, Nomura, as Repo Buyer, and the Seller (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Nomura Repurchase Agreement” and together with the Series 2020-SPIADVF1 Repurchase Agreement and the Series 2020-SPIADVF1 Goldman Repurchase Agreement, the “Repurchase Agreements”), pursuant to which PLS sold all of rights, title and interest in the Series 2020-SPIADVF1 Notes to Nexera, Goldman and Nomura as Repo Buyers, and transferred the Series 2020-SPIADVF1 Note to the Atlas Administrative Agent, the Goldman Administrative Agent and the Nomura Administrative Agent, as applicable, as “Noteholders” for the benefit of the applicable Repo Buyers;

WHEREAS, pursuant to the Series 2020-SPIADVF1 Indenture Supplement, with respect to the Series 2020-SPIADVF1 Notes, any Action provided by the Base Indenture or the Series 2020-SPIADVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by Nexera, Goldman and Nomura, as buyers of the Series 2020-SPIADVF1 Notes under each related Repurchase Agreement, and therefore Nexera, Goldman and Nomura are collectively 100% of the VFN Noteholders of the Series 2020-SPIADVF1 Notes and therefore are the Series Required Noteholder of the Series 2020-SPIADVF1 Notes;

WHEREAS, pursuant to Section 10(a) the Series 2020-SPIADVF1 Indenture Supplement, relating to the Amendment thereof, the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Atlas Administrative Agent, and 100% of the Noteholder of the Series 2020-SPIADVF1 Notes, at any time and from time to time, may amend any of the provisions of, the Series 2020-SPIADVF1 Indenture Supplement;

WHEREAS, as of the date hereof, the Series 2020-SPIADVF1 Notes are rated by the Note Rating Agency.

NOW, THEREFORE, the Issuer, Indenture Trustee, the Administrator, the Servicer, the Atlas Administrative Agent, the Goldman Administrative Agent and the Nomura Administrative Agent hereby agree, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, that the Series 2020-SPIADVF1 Indenture Supplement is hereby amended as follows:

Section 1.Amendments to the Series 2020-SPIADVF1 Indenture Supplement.
(a)Section 2 of the Series 2020-SPIADVF1 Indenture Supplement is hereby amended by deleting the definitions of “Benchmark” and “Series 2020-SPIADVF1 Repurchase Agreement” in their entirety and replacing them with the following:

“Benchmark” means, with respect to any date of determination, the Daily Simple SOFR or, if applicable, a Benchmark Replacement Rate.  It is understood that the Benchmark shall be adjusted on a daily basis; provided, that, Benchmark for the three (3) Business Days prior to the related Payment Date shall be fixed at Benchmark for the third (3rd) Business Day prior to the related Payment Date.

“Series 2020-SPIADVF1 Repurchase Agreement” means the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021, as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of February 7, 2023, Amendment No. 4, dated as of March 16, 2023, Amendment No. 5, dated as of June 27, 2023, and Amendment No. 6, dated as of June 28, 2024, by and among the Administrative Agent, Nexera, as a Series 2020-SPIADVF1 Repo Buyer, and PLS, as seller.

(b)Section 2 of the Series 2020-SPIADVF1 Indenture Supplement is hereby amended by deleting the definitions of “Adjusted Daily Simple SOFR” and “Benchmark Adjustment” in their entirety.
Section 2.Note Rating Agency.  As of the date hereof and prior to the execution of this Amendment, the Series 2020-SPIADVF1 Notes, including the related Replacement Notes, are rated by the Note Rating Agency.
Section 3.Waiver of Issuer Tax Opinion, Authorization Opinion and Officer’s Certificate.  Pursuant to Section 12.2 of the Base Indenture, the Noteholders of the Series 2020-SPIADVF1 Notes hereby waive and instruct the Atlas Administrative Agent, the Goldman Administrative Agent, the Nomura Administrative Agent and the Indenture Trustee to waive the provisions of Section 12.2 of the Base Indenture which require delivery of an Issuer Tax Opinion with respect to this Amendment.  Pursuant to Section 12.3 of the Base Indenture, the Noteholders of the Series 2020-SPIADVF1 Notes hereby waive and instruct the Atlas Administrative Agent, the Goldman Administrative Agent, the Nomura Administrative Agent and the Indenture Trustee to waive the provisions of Section 12.3 of the Base Indenture which requires delivery of an Authorization Opinion with respect to this Amendment. Pursuant to Section 1.3 of the Base Indenture, the Noteholders of the Series 2020-SPIADVF1 Notes hereby waive and instruct the Atlas Administrative Agent, the Goldman Administrative Agent, the Nomura Administrative Agent and the Indenture Trustee to waive the provisions of Section 1.3 of the Base Indenture which requires delivery of an Officer’s Certificate with respect to this Amendment.
Section 4.Conditions to Effectiveness of this Amendment.  This Amendment shall become effective upon (i) the execution and delivery of this Amendment by all parties hereto, (ii) the delivery of an Opinion of Counsel pursuant to Section 11.1 of the Trust Agreement, and (iii) prior notice to the Note Rating Agency pursuant to Section 12.2 of the Base Indenture.  The execution of this Amendment by the Company, the Atlas Administrative Agent, the Goldman Administrative Agent, the Nomura Administrative Agent and Nexera shall serve as notice to the Owner Trustee of their consent hereto, pursuant to Section 4.1 of the Trust Agreement.
Section 5.Consent and Acknowledgment.  By execution of this Amendment, each of Nexera, Goldman and Nomura, in its capacity as a Repo Buyer, hereby consents to this Amendment.  The Repo Buyers certify that together they own 100% of the Series 2020-SPIADVF1

Notes.  In addition, each Repo Buyer certifies as to itself that (i) it is authorized to execute and deliver this consent and such power has not been granted or assigned to any other person, (ii) the Person executing this Amendment on behalf of such Repo Buyer is duly authorized to do so, (iii) the Indenture Trustee may conclusively rely upon such consent and certifications, (iv) the execution of this Amendment by the Atlas Administrative Agent, the Goldman Administrative Agent and the Nomura Administrative Agent, respectively, as Noteholder on behalf of the Repo Buyers should be considered an “Act” by such Noteholder pursuant to Section 1.5 of the Base Indenture and (v) it acknowledges and agrees that the amendments effected by this Amendment shall become effective on the date hereof. The Repo Buyers hereby instruct the Indenture Trustee to execute this Amendment, thereby waiving the requirement for delivery of the Authorization Opinion, the Officer’s Certificate and the Issuer Tax Opinion pursuant to Sections 1.3, 12.2 and 12.3 of the Base Indenture.
Section 6.Representations and Warranties.  The Issuer hereby represents and warrants to the Indenture Trustee, the Atlas Administrative Agent, the Goldman Administrative Agent, the Nomura Administrative Agent and the Repo Buyers that as of the date hereof it is in compliance with all the terms and provisions set forth in the Indenture on its part to be observed or performed remains bound by the terms thereof, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.
Section 7.Limited Effect.  Except as expressly amended and modified by this Amendment, the Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.
Section 8.No Recourse.  It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely in its capacity as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it thereunder, (b) each of the representations, warranties, covenants, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings, obligations and agreements by WSFS but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, or as Owner Trustee, to perform any covenant or obligation of the Issuer, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has not made and will not make any investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment or any related document delivered pursuant hereto, (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities, fees, costs or expenses of the Issuer, or be liable for the performance, breach or failure of any obligation, duty, representation, warranty or covenant made or undertaken by the Issuer or by WSFS as Owner Trustee on behalf of the Issuer under this Amendment or any other related documents, as to all of which recourse shall be had solely to the assets of the Issuer and (f) WSFS shall have the rights, privileges, indemnities and immunities as are set forth in the Trust Agreement.

Section 9.Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
Section 10.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 11.Counterparts.  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including DocuSign.
Section 12.Entire Agreement.  The Indenture, as amended by this Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.
Section 13.Recitals.  The recitals and statements contained in this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee does not assume any responsibility for their correctness.  The Indenture Trustee does not make any representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder.)  In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, or affecting the liability of or affording protection to it.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PNMAC GMSR ISSUER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Mark H. Brzoska
Name:	Mark H. Brzoska
Title:	Vice President

[PNMAC GMSR Issuer Trust – Amendment No. 3 to A&R Series 2020-SPIADVF1 Indenture Supplement]

PENNYMAC LOAN SERVICES, LLC, as Servicer and as Administrator

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Amendment No. 3 to A&R Series 2020-SPIADVF1 Indenture Supplement]

CITIBANK, N.A., as Indenture Trustee, and not in its individual capacity

By:	/s/ Valerie Delgado
Name:	Valerie Delgado
Title:	Senior Trust Officer

[PNMAC GMSR Issuer Trust – Amendment No. 3 to A&R Series 2020-SPIADVF1 Indenture Supplement]

ATLAS SECURITIZED PRODUCTS, L.P., as an Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Managing Director

[PNMAC GMSR Issuer Trust – Amendment No. 3 to A&R Series 2020-SPIADVF1 Indenture Supplement]

ATLAS SECURITIZED PRODUCTS, L.P., solely in its capacity as an Administrative Agent on behalf of Nexera Holding LLC

By: Atlas Securitized Products GP, LLC, its general partner

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Managing Director

[PNMAC GMSR Issuer Trust – Amendment No. 3 to A&R Series 2020-SPIADVF1 Indenture Supplement]

GOLDMAN SACHS BANK USA, as an Administrative Agent

By:	/s/ Stephen Ellis
Name:	Stephen Ellis
Title:	Authorized Signatory

[PNMAC GMSR Issuer Trust – Amendment No. 3 to A&R Series 2020-SPIADVF1 Indenture Supplement]

GOLDMAN SACHS BANK USA, solely in its capacity as an Administrative Agent on behalf of Goldman Sachs Bank USA

By:	/s/ Stephen Ellis
Name:	Stephen Ellis
Title:	Authorized Signatory

[PNMAC GMSR Issuer Trust – Amendment No. 3 to A&R Series 2020-SPIADVF1 Indenture Supplement]

NOMURA CORPORATE FUNDING AMERICAS, LLC, as an Administrative Agent

By:	/s/ Sanil Patel
Name:	Sanil Patel
Title:	Managing Director

[PNMAC GMSR Issuer Trust – Amendment No. 3 to A&R Series 2020-SPIADVF1 Indenture Supplement]

NOMURA CORPORATE FUNDING AMERICAS, LLC, solely in its capacity as an Administrative Agent on behalf of Nomura Corporate Funding Americas, LLC

By:	/s/ Sanil Patel
Name:	Sanil Patel
Title:	Managing Director

[PNMAC GMSR Issuer Trust – Amendment No. 3 to A&R Series 2020-SPIADVF1 Indenture Supplement]

CONSENTED TO BY:

NEXERA HOLDING LLC, as a Repo Buyer

By:	/s/ Steven M. Abreu
Name:	Steve Abreu
Title:	CEO

[PNMAC GMSR Issuer Trust – Amendment No. 3 to A&R Series 2020-SPIADVF1 Indenture Supplement]

CONSENTED TO BY:

GOLDMAN SACHS BANK USA, as a Repo Buyer

By:	/s/ Stephen Ellis
Name:	Stephen Ellis
Title:	Authorized Signatory

[PNMAC GMSR Issuer Trust – Amendment No. 3 to A&R Series 2020-SPIADVF1 Indenture Supplement]

CONSENTED TO BY:

NOMURA CORPORATE FUNDING AMERICAS, LLC, as a Repo Buyer

By:	/s/ Sanil Patel
Name:	Sanil Patel
Title:	Managing Director

[PNMAC GMSR Issuer Trust – Amendment No. 3 to A&R Series 2020-SPIADVF1 Indenture Supplement]